UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 8, 2007

BENCHMARK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Texas	1-10560	74-2211011
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Technology Drive, Angleton, Texas	77515
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (979) 849-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits.

On January 9, 2007, Benchmark Electronics, Inc. (“Benchmark”) filed a current report on Form 8-K to report the acquisition of Pemstar Inc. (“Pemstar”). Benchmark indicated in such report that it would file certain financial information by amendment, as permitted under Item 9.01 of Form 8-K.  The purpose of this amendment is to include the required financial information.

(a)                Financial Statements of businesses acquired.

The March 31, 2006 financial statements of Pemstar pursuant to Rule 3-05 of Regulation S-X were previously reported in Benchmark’s Registration Statement on Form S-4 (File No. 333-138446), which became effective November 20, 2006, and, pursuant to General Instruction B.3 of Form 8-K, are not additionally reported herein.

The Pemstar unaudited consolidated financial statements as of and for the nine months ended December 31, 2006 are incorporated herein by reference to exhibit 99.1

(b)               Proforma Financial Statements of Benchmark Electronics, Inc.

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.2.

(d)               Exhibits.

Exhibit 99.1                  Pemstar Inc. Unaudited Condensed Consolidated Financial Statements as of and for the nine months ended December 31, 2006.

Exhibit 99.2                  Benchmark Electronics, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Dated: March 26, 2007	By:	/s/ Cary T. Fu
Cary T. Fu
Chief Executive Officer